Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

3. Income Taxes

The Company’s effective tax rate varies with the statutory rate due primarily to the impact of nondeductible stock-based compensation and the changes in valuation allowance related to certain deferred tax assets generated or utilized in the applicable period. The Company’s deferred tax assets have been fully offset by a valuation allowance at September 30, 2016, and the Company expects to maintain this valuation allowance until there is sufficient evidence that future earnings can be achieved, which is uncertain at this time.

5. Income Taxes

The provision for taxes on income consists of the following at December 31 (in thousands):

	Year Ended December 31
	2015	2014
Current	$(16,654)	$(15,337)
Deferred	$17,802	18,316

Total provision for taxes on income	$1,148	$2,979

A reconciliation of income tax (benefit) provision at the statutory federal income tax rate to income tax provision included in the accompanying consolidated statements of operations is as follows:

	Year Ended December 31
	2015	2014
U.S. federal income tax (benefit) provision at statutory rate	(35)%	35%
Stock-based compensation	80	17
Change in valuation allowance	310	30
Other	25	(1)

Recorded federal income tax provision	380%	81%

Deferred tax assets and liabilities reflect the net effects of net operating loss and tax credit carryovers and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets as of December 31 are as follows (in thousands):

	December 31
	2015	2014
Deferred tax assets:
Deferred revenue	$119,270	$136,628
Stock-based compensation	762	647
Depreciation	695	433
Other	973	859

Subtotal	121,700	138,567
Less: Valuation allowance	(121,700)	(120,765)

Net deferred tax asset	$—	$17,802

Deferred tax assets are regularly reviewed for recoverability and valuation allowances are established based on historical and projected future taxable losses and the expected timing of the reversals of existing temporary differences. Based on known factors, the Company has determined that, during 2014 and 2015, it will realize a portion of the related tax benefits from the reversal of its deferred revenue temporary differences. Realization of deferred tax assets is generally dependent upon future earnings, if any, the timing and amount of which are uncertain. However, with taxable income reported in 2013 and the Company’s losses during 2014 and 2015, the Company was able to carry back losses from 2014 and believes that it is more likely than not to be able to carryback losses from 2015. However, the Company cannot currently conclude that it is more likely than not that the remaining deferred tax assets will be utilized. Therefore, the Company’s deferred tax assets have been fully offset by a valuation allowance in 2015 and partially offset by a valuation allowance in 2014. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income (including reversals of deferred tax liabilities) during the periods in which those temporary differences will become deductible. For 2015 and 2014, the valuation allowance increased by approximately $935,000 and $1,101,000, respectively.

As of December 31, 2015, the Company had accumulated net operating losses of approximately $434,000, which are subject to an annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended (Section 382). The operating loss carryforwards expire beginning in 2023.

As of December 31, 2015, the Company has federal research and development tax credit carryforwards of $123,000. These credits are subject to an annual limitation under Section 382 and expire beginning in 2024.

As of December 31, 2015, there were no unrecognized tax benefits that, if recognized, would have an impact on the Company’s effective tax rate. The Company currently has a full valuation allowance against its deferred tax assets. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease within the next 12 months. Substantially all of the Company’s tax years remain open to federal tax examination. The Company will classify interest and penalties related to unrecognized tax benefits as part of the income tax provision, although there have been no such interest or penalties recognized to date.